First Quarter 2022 Financial Results May 5, 2022 Exhibit 99.2

Forward-Looking Statements Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding anticipated financial performance and financial position, including our financial outlook for the second quarter, full year 2022 and thereafter, and other statements that are not historical facts. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: our inability to sustain our rapid growth; failure to manage our infrastructure to support our future growth; our risk management efforts not being effective to prevent fraudulent activities; inability to attract new customers or convert trial customers into paying customers; inability to introduce new features or services successfully or to enhance our solutions; declines in customer renewals or failure to convince customers to broaden their use of solutions; inability to achieve or sustain profitability; failure to adapt and respond effectively to rapidly changing technology, evolving industry standards and regulations and changing business needs, requirements or preferences; real or perceived errors, failures or bugs in our solutions; intense competition; lack of success in establishing, growing or maintaining strategic partnerships; fluctuations in quarterly operating results; future acquisitions and investments diverting management’s attention and difficulties associated with integrating such acquired businesses; general economic conditions (including inflation), both domestically and internationally, as well as economic conditions affecting industries in which our customers operate; concentration of revenue in our InvoiceCloud and SimplePractice solutions; COVID-19 pandemic and its impact on our employees, customers, partners, clients and other key stakeholders; legal and regulatory risks; and technology and intellectual property-related risks, among others. Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, as updated by our future filings with the Securities and Exchange Commission (“SEC”). Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this document except as required by law. © EngageSmart, Inc. 2022. All rights reserved.

EngageSmart Overview

EngageSmart at a Glance

Scaled SaaS Solutions with integrated payments

$269M
Q1'22 Annualized Revenue[1]

34.3M & 87.8K
Q1'22 Transactions & Customers

High growth with significant runway

42%
Q1'22 YoY Revenue Growth

$28B
TAM

Efficient model drives profitable growth

78.6%
Q1'22 Adjusted Gross Margin[2]

15.7%
Q1'22 Adjusted EBITDA Margin[2]

Unless noted, figures shown are based on Q1'22.
[1] Annualized Revenue is an approximation of total revenue for the full year based on the current quarter.
[2] For a reconciliation of GAAP to Non-GAAP metrics, refer to the Appendix.

EngageSmart
© EngageSmart, Inc. 2022. All rights reserved.
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Consumer expectations Intuitive, frictionless, and personalized digital experiences Vertical specialization Increasing vertical and sub vertical-specific software needs Electronic payments Ongoing shift to electronic payment methods Digital transformation Accelerating adoption of modern digital technologies Businesses Need Better Digital Solutions Businesses are moving from legacy systems and processes to automation and self-service capabilities © EngageSmart, Inc. 2022. All rights reserved.

A $28B Market Revenue Opportunity in the US

We serve verticals with legacy systems and practices that result in inefficiencies and low digital adoption

SMB

Health & Wellness

$10B

Enterprise

Government, Utilities & Financial Services

Healthcare

Giving

$18B

Benefitting from strong tailwinds

- **Underpenetrated** markets
- Strong, **non-cyclical growth dynamics**
- **Large whitespace** of SMBs & Enterprises
- **Growing usage** of software & payments technology

Source: Bureau of Labor Statistics; Alte Group.
SMB TAM is derived by taking the total number of health and wellness practitioners addressed by our SimplePractice solution using data from the Bureau of Labor Statistics and multiplying by the total spend opportunity per customer based on the current prevailing market price; Enterprise TAM is derived by taking the total number of bills per year in the United States, as estimated by Alte Group, and multiplying by our average revenue per transaction.

EngageSmart
© EngageSmart, Inc. 2022. All rights reserved.
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Customer engagement applications End-to-end business management software Billing & payment solutions Our SaaS Solutions Help Customers with Self-service Enablement Vertically tailored, integrated software © EngageSmart, Inc. 2022. All rights reserved.

All solutions enable our customers to: Practice management software Non-profit and corporate fundraising Patient engagement and payment platform Giving Enterprise Healthcare Create a two-way digital dialog driving self-service Increase time available to focus on their business Simplify customer engagement Securely process payments Purpose built for each vertical – – – – – SMB Organic word of mouth / digital / SEO sales model We are the System of Record / EHR – – Enterprise Direct sales partner-enabled model – We integrate with the System of Record / CIS – Simplifying bill presentation and payments across multiple bill types Government, Utilities & Financial Services SMB How We Approach The Market Opportunity Health & Wellness © EngageSmart, Inc. 2022. All rights reserved.

SMB

SimplePractice Is An End-to-end Practice Management Solution

84K+
SMB Customers[1]

$146M
Q1'22 Annualized Revenue[2]


CLIENT COMMUNICATION
The Client Portal
Telehealth
Secure Messaging
DOCUMENTATION
Notes
Treatment Planning
Paperless Intakes
SCHEDULING
Online Booking
Appointment Reminders
Calendar Sync
BILLING
AutoPay
Credit Card Processing
Claim Filing


Recent Transactions
Payment from Al Lopez
Payment from Jay Lee
Insurance Payment
Payment from Jake Oda
Autopay

[1] Number of Customers as of 3/31/22.
[2] Annualized Revenue is an approximation of total SMB revenue for the full year based on the current quarter.

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Grow the practice Pre-licensed Start a private practice Our Ecosystem of Products Covers a Practitioner’s Career Journey © EngageSmart, Inc. 2022. All rights reserved.

The Monarch Marketplace The future of Wellness is Monarch Robust platform that extends beyond practice management Reinventing how practitioners connect with clients and each other Data enables 3rd party partners to better serve clients – – – Redefining how health and wellness providers connect with patients © EngageSmart, Inc. 2022. All rights reserved.

Exceptional Client Feedback

Client Communication

"I'm very fancy over here. I have a paperless practice, so everything will come via email.' They love it. I can't tell you how many times people will say 'I love this client portal."

- Dr. Nikki Rubin

Client Portal
Secure Messaging
Telehealth

Documentation

"When I finish with clients, I flip open my laptop, I log on to SimplePractice real quick, and I write my notes in 5 or 10 minutes at the most."

- Katie Malinski, LCSW-S

Notes
Treatment Planning
Paperless Intake

Scheduling

"There's a widget that we can put on our website so clients can look at our calendars, schedule directly through that, and fill out all the paperwork before we even had any conversation with them. SimplePractice smoothes the process of us scheduling client appointments.

- James Guay, LMFT

Online Booking
Appointment Reminders
Calendar Sync

Billing

"Using SimplePractice has made it easy to take care of billing. And it's all in one platform so I can focus on working with my patients."

- Dr. Melissa Brown

AutoPay
Credit Card Processing
Claim Filing

EngageSmart
© EngageSmart, Inc. 2022. All rights reserved.
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Competitive Landscape Marketplace solutions Continuing education Professional websites Practice management Key differentiators Complete ecosystem Fully integrated, end-to-end platform Product leadership Seamless access to nationwide network – – – – A leading end-to-end platform replacing pen and paper and point solutions © EngageSmart, Inc. 2022. All rights reserved.

Enterprise

Enterprise Vertical Engagement Applications with Integrated Payments

Government, Utilities & Financial Services

Simplifying bill presentation and payments across multiple bill types

InvoiceCloud

Healthcare

Patient engagement and payment platform

HealthPay24

Giving

Non-profit and corporate fundraising

DonorDrive

3,100+

Enterprise Customers[1]

$123M

Q1'22 Annualized Revenue [2]

[1] Number of Customers as of 3/31/22
[2] Annualized Revenue is an approximation of total Enterprise revenue for the full year based on the current quarter.

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© EngageSmart, Inc. 2022. All rights reserved.
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Biller Portal Communications management Cloud store And Cloud pay Email text notifications Automated reminders and notifications Full-feature guest checkout Omni-channel payment acceptance Payer enablement Deliver leading commerce capabilities – Improve client satisfaction – Drive digital adoption – Improve cash flow and visibility – Reduce operating costs – Increase payer retention – Biller enablement Omni-channel Customer Engagement Drives Digital Adoption Enables frictionless interactions between billers and payers, driving digital adoption and payments Our solutions enable our customers to: © EngageSmart, Inc. 2022. All rights reserved.

Extensive Partnership & Integration Ecosystem Is Key to Our Mutual Success

Partnerships and integrations accelerate new customer acquisition and increase stickiness

CASELLE · Cayenta · GUIDEWIRE PARTNERCONNECT Solution Access · ORACLE · HARRIS[1]

Quality Data Service, Inc. · BS&A SOFTWARE · COGSDALE · ADVANCED UTILITY SYSTEMS

Spindlemedia · MILSOFT Utility Solutions · NORTHERN DATA SYSTEMS, INC. · Systems & Software · OneShield

HARRIS GOVERN[1] · MSGovern · MUNI-LINK · ZenSar

Efficient go-to-market

- Direct client relationships with partner-assisted go-to-market model
- Leverages partners for lead generation and selling support
- Reduces time and cost barriers to implementation
- Delivers richer payer experiences through real-time data access
- 300+ unique integrations with our customers' core systems create highly sticky offerings

[1] Harris' logo is used under license from N. Harris Computer Corporation or one of its affiliates.

EngageSmart
© EngageSmart, Inc. 2022. All rights reserved.
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Competitive Landscape Key Differentiators Legacy and modern solution providers Financial institutions’ internal bill presentment and payment systems Strong digital adoption – True SaaS solution drives speed of innovation – Holistic customer engagement platform – Customer success with positive referencing – Extensive partner & integration ecosystem – Competitive differentiation driven by high digital adoption © EngageSmart, Inc. 2022. All rights reserved.

Why We Win

+42% Annualized Revenue ($M)1 03 Customer Focus 04 Product Leadership 05 Efficient Go-to-Market 02 Vertical Expertise 01 Superior Talent Strong organic growth with positive Adjusted EBITDA 1 Annualized Revenue is an approximation of total revenue for the full year based on the current quarter.  2 For a reconciliation of GAAP to Non-GAAP metrics, refer to the Appendix. 3 For the three months ended March 31, 2022. Our playbook results in outsized organic growth with positive Adjusted EBITDA The EngageSmart Winning Playbook 15.7% Adjusted EBITDA margin 2,3 © EngageSmart, Inc. 2022. All rights reserved.

Grow with existing customers Acquire new customers Build new products Expand into new verticals Pursue select strategic acquisitions With many opportunities ahead We’re Just Beginning © EngageSmart, Inc. 2022. All rights reserved.

First Quarter Financial Results

Significant Customer Growth & Increase in Transactions Processed Number of Customers (in thousands) Transactions Processed (in M) +32% Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 +38% Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 © EngageSmart, Inc. 2022. All rights reserved.

Strong Revenue Growth in SMB & Enterprise: $67.4M, up 42% YoY


SMB Revenue ($, M)
+56%
23.3
26.1
28.2
31.1
36.5
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22


Enterprise Revenue ($, M)
+28%
24.1
25.6
27.3
30.6
30.9
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

EngageSmart
© EngageSmart, Inc. 2022. All rights reserved.
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SMB Enterprise Q1’22 in $M Q1’21 in $M Q1’21 in $M YoY Growth in % Q1’22 in $M Q1’21 in $M Q1’21 in $M YoY Growth in % Transaction and usage-based $ 11.0 $ 7.1 54% $ 28.3 $ 21.6 31% Subscription $ 25.1 $ 16.0 56% $ 2.1 $ 1.8 14% Other $ 0.4 $ 0.2 117% $ 0.5 $ 0.6 (28%) Total Revenue $ 36.5 $ 23.3 56% $ 30.9 $ 24.1 28% Q1’22 Revenue 1 Tables may not foot due to rounding. Revenue Breakdown by Type and Segment © EngageSmart, Inc. 2022. All rights reserved.

Q1’22 $, M Q1’ 22 % of Revenue Adjusted Gross Profit $ 53.0 78.6% Non-GAAP Sales & Marketing $ 22.3 33.0% Non-GAAP Research & Development $ 9.9 14.7% Non-GAAP General & Administrative $ 11.0 16.3% Adjusted EBITDA $ 10.6 15.7% For a reconciliation of GAAP to Non-GAAP metrics, refer to the Appendix. Q1’22 Expenses © EngageSmart, Inc. 2022. All rights reserved.

2022 Outlook Revenue Adjusted EBITDA1 FY’22 Outlook $290.0M - $294.0M $38.0M - $40.0M Q2’22 Outlook $69.0M - $70.5M $8.9M - $9.6M As of May 5, 2022 1 A reconciliation of Adjusted EBITDA guidance to net income (loss) on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to interest expense, net, provision for (benefit from) income taxes, depreciation, amortization of intangible assets, transaction-related expenses, fair value adjustment of acquired deferred revenue, and stock-based compensation, all of which are adjustments to Adjusted EBITDA. © EngageSmart, Inc. 2022 All rights reserved.

Appendix

Non-GAAP Financial Measures This presentation includes certain performance metrics and financial measures not based on GAAP, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses, as well as key business metrics, including total Number of Customers and total Transactions Processed. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP and should not be considered as an alternative to net income, gross profit, and operating expenses or any other performance measure derived in accordance with GAAP. We define Adjusted EBITDA as net income excluding interest expense, net; provision for income taxes; depreciation; and amortization of intangible assets, as further adjusted for transaction-related expenses, fair value adjustment of acquired deferred revenue, and stock/equity-based compensation. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue plus the fair value adjustment of acquired deferred revenue. We define Adjusted Gross Profit as gross profit as adjusted for the fair value adjustment of acquired deferred revenue, amortization of intangible assets, stock/equity-based compensation, and transaction-related expenses. We define Adjusted Gross Margin as Adjusted Gross Profit divided by revenue plus the fair value adjustment of acquired deferred revenue. We define Non-GAAP Operating Expenses as GAAP operating expenses excluding stock/equity-based compensation and transaction-related expenses. We define Non-GAAP Operating Expenses as a percentage of revenue as Non-GAAP Operating Expenses divided by revenue plus the fair value adjustment of acquired deferred revenue.  We define Number of Customers as individuals or entities with whom we directly contract to use our solutions.  We define Transactions Processed as the number of accepted payment transactions, such as credit card and debit card transactions, automated clearing house (“ACH”) payments, emerging electronic payments, other communication, text messaging and interactive voice response transactions, and other payment transaction types, which are facilitated through our platform during a given period. We believe Transactions Processed is a key business metric for investors because it directly correlates with transaction and usage-based revenue. We use Transactions Processed to evaluate changes in transaction and usage-based revenue over time. We caution investors that amounts presented in accordance with our definitions of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses may not be comparable to similar measures disclosed by our competitors because not all companies and analysts calculate these non-GAAP financial measures in the same manner. We present these non-GAAP financial measures because we consider these metrics to be important supplemental measures of our performance and believe they are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations. Non-GAAP financial measures assist management in assessing operating performance by removing the impact of items not directly resulting from our core operations, to present operating results on a consistent basis. Management uses these non-GAAP financial measures for planning purposes, including the preparation of our internal annual operating budget and financial projections; to evaluate the performance and effectiveness of our operational strategies; and to evaluate our capacity to expand our business. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as an alternative to, or a substitute for net income, gross profit, and operating expenses or other financial statement data presented in accordance with GAAP in our consolidated financial statements. © EngageSmart, Inc. 2022. All rights reserved.

Adjusted EBITDA Reconciliation Three Months Ended March 31, 2022 2021 (in thousands, except percentages) Net income  $                     2,059   $                       485  Net income margin 3.1% 1.0% Adjustments: Provision for income taxes                           820                            115  Interest expense, net                             88                         2,305  Amortization of intangible assets                         3,901                         3,900  Depreciation                           740                            449  Fair value adjustment of acquired deferred revenue                             —                              59  Stock/equity-based compensation                         2,987                            222  Transaction-related expense                            (38)                           384  Adjusted EBITDA  $                   10,557   $                    7,919  Adjusted EBITDA Margin 15.7% 16.7% © EngageSmart, Inc. 2022. All rights reserved.

Adjusted Gross Profit Reconciliation     Three Months Ended March 31,     2022   2021     (in thousands, except percentages) Gross profit   $ 51,323   $ 35,204 Gross margin   76.2%   74.2% Adjustments:         Fair value adjustment of acquired deferred revenue   —   59 Amortization of intangible assets   1,539   1,538 Stock/equity-based compensation   108   4 Transaction-related expense   —   27 Adjusted Gross Profit   $ 52,970   $ 36,832 Adjusted Gross Margin   78.6%   77.6% © EngageSmart, Inc. 2022. All rights reserved.

Non-GAAP Operating Expenses Reconciliation     Three Months Ended March 31,     2022   2021     (in thousands, except percentages) General and administrative expenses   $ 13,287   $ 7,655 General and administrative as a percentage of revenue   19.7%   16.1% Less:         Stock/equity-based compensation   (2,319)   (184) Transaction-related expense   38   (146) Non-GAAP general and administrative expenses   $ 11,006   $ 7,325 Non-GAAP general and administrative as a percentage of revenue   16.3%   15.4%           Selling and marketing expenses   $ 22,664   $ 15,045 Selling and marketing as a percentage of revenue   33.6%   31.7% Less:         Stock/equity-based compensation   (403)   (23) Non-GAAP selling and marketing expenses   $ 22,261   $ 15,022 Non-GAAP selling and marketing as a percentage of revenue   33.0%   31.6%           Research and development expenses   $ 10,040   $ 6,993 Research and development as a percentage of revenue   14.9%   14.7% Less:         Stock/equity-based compensation   (157)   (11) Transaction-related expense   —   (9) Non-GAAP research and development expenses   $ 9,883   $ 6,973 Non-GAAP research and development as a percentage of revenue   14.7%   14.7% © EngageSmart, Inc. 2022. All rights reserved.